SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant / X /

Filed by a party other than the Registrant / /
Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

/ / Definitive Proxy Statement

/ / Definitive Additional Materials

/ X / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

PUTNAM ASSET ALLOCATION: BALANCED PORTFOLIO
PUTNAM ASSET ALLOCATION: CONSERVATIVE PORTFOLIO and
PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO, each a series of
Putnam Asset Allocations Funds
PUTNAM VT GLOBAL ASSET ALLOCATION FUND, a series of Putnam
Variable Trust
PUTNAM INCOME STRATEGIES FUND, a series of Putnam Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /	No fee required

/ /	Fee computed on table below per Exchange Act Rule 14a 6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ /	Fee paid previously with preliminary materials.

/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

(A)Description:MIS Standard E-Delivery Template

(B)Type:N/A

(C)Reply To Address:~MISREPLYTOSTD~

(D)Subject: Putnam Shareholder Meeting May 22,2008

(E)CC:N/A

(F)From Mask:Putnam Investments

Email Text Should not exeeed the length of this line.
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Dear Shareholder:

You consented to receive your Putnam Fund materials over the Internet. This e-mail provides the information you will need to view the proxy statement online and to vote.

This E-mail serves as notice that proxy materials for the Putnam Funds Shareholder Meeting to be held on May 22, 2008 are available on the Internet, as indicated below.

You can read the proxy materials at the following Internet site: http:

(If your E-mail software supports it, simply click on the link)

To view the proxy statement online you may need Adobe Acrobat Reader, which is available at the following Internet site: http://www.adobe.com/products/acrobat/readstep2.html

You can enter your voting instructions at the following Internet site: http://www.proxyweb.com/Putnam

(If your E-mail software supports it, simply click on the link)

To enter the http://www.proxyweb.com/putnam voting site, you will need the control number(s) below. If you have multiple accounts, you must provide voting instructions for each account separately.

~HHBEGIN~
FUND: ~FUND~
ACCOUNT NUMBER: ~ACCTNUM~
CONTROL NUMBER: ~CNTLNUM~
~HHEND~

There is no charge for you to vote via this service, though you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

Putnam Solicitation Script
866-615-7869

Greeting :

Hello. My name is ______. May I please speak with ________?
I’m calling on a recorded line regarding your current investment in the Putnam Funds. The Putnam Funds sent you a proxy card to register your vote for the shareholder meeting and haven’t received it back, so we’re calling to ask if you would like to vote along with the recommendations of the Board?

If Received:

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

IF Yes:

The process will only take a few moments.

Again, my name is ____________ , a proxy voting specialist on behalf of the Putnam Fund. Today’s date is ____________ and the time is ____________ Eastern Time.

Would you please state your full name and full mailing address?

Are you authorized to vote all shares?
(If Yes, proceed with voting process)

(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board recommends a vote in favor of the proposal. How do you wish to vote your account/each of your accounts?

For Favorable Vote:

Mr./Ms. ____________ I have recorded your vote as follows, for all of your Putnam Fund accounts you are voting in favor of the proposal as set forth in the proxy materials you received.

For Non-Favorable Vote:

Mr./Ms. ____________ I have recorded your vote as follows, for all of your Putnam Fund accounts you are voting against the proposal as set forth in the proxy materials you received.

For Abstentions:

Mr./Ms. ____________ I have recorded your vote as follows, for all of your Putnam Fund accounts you are abstaining on the proposal as set forth in the proxy materials you received.

You will receive a printed confirmation to the address of record. Please review your confirmation when you receive it and call 1-866-615-7869, if your voting instructions are not correctly reflected in your confirmation. Our hours of operation are from 9:30am to 9:00pm Eastern Time, Monday through Friday and 10:00am to 6:00pm on Saturday. Thank you for your time. Have a nice day/evening.

If Unsure of voting:

Would you like me to review the proposal with you? Read proposal directly from the statement and answer any questions.

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of the Board?

If Not Received:

I can resend the materials to you. Do you have an email address this can be sent to?
(If yes: Type email address in the notes and read it back phonetically to the shareholder)
(If not, continue with standard script.)

I would like to mail you another set of proxy materials. Do you still live at (address)?
(Verify entire address, including street name, number, town, state & zip)

You should receive your materials within 7 to 10 business days. I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call 1-866-615-7869. Our hours of operation are from 9:30am to 9:00pm Eastern Time, Monday through Friday and 10:00am to 6:00pm on Saturday. Thank you for your time. Have a nice day/evening.

If Shares were sold after (record date)

I understand Mr./Ms.__________, however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections voting your shares now?

If Not Interested:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call 1-866-615-7869. Our hours of operation are from 9:30am to 9:00pm Eastern Time, Monday through Friday and 10:00am to 6:00pm on Saturday. Thank you for your time. Have a nice day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________and I am a proxy voting specialist for the Putnam Funds. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on May 22, 2008.

Your participation is very important. To vote over the telephone, call toll-free at 1-866-615-7869 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the Putnam Funds. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on May 22, 2008.

Your participation is very important. To vote over the telephone, call toll-free at 1-866-615-7869 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM –9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING

“Thank you for calling the Broadridge Proxy Services Center for the Putnam Funds. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the Putnam Funds. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the Putnam Funds. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your Putnam fund, please contact your Financial Advisor or call the Putnam fund at 1-800-225-1581. Thank you for investing in the Putnam Funds."